UNITED DIAGNOSTIC, INC.
                         238 ROBINSON STREET, SUITE 202
                          WAKEFIELD, RHODE ISLAND 02879
                                 (401) 789-9995
                              ---------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                        To Be Held On September 25, 2001

         The undersigned, as a stockholder of UNITED DIAGNOSTIC, INC., hereby appoints Irving Rothstein, Esq., and if he is unable to act on my behalf, Richard F. Horowitz, Esq., the true and lawful proxy and attorney in fact of the undersigned to attend the Special Meeting of the Stockholders of the company to be held Tuesday, September 25, 2001, at 10:00 a.m. at the offices of Heller, Horowitz & Feit, P.C., 292 Madison Avenue, 20th Floor, New York, New York 10017, and any adjournment thereof, and hereby authorizes him to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the Proxy Statement and Notice dated August 22, 2001. Messrs. Rothstein and Horowitz are members of the Company's special counsel, the law firm Heller, Horowitz & Feit, P.C.

PROPOSAL NO. 1

         TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S AMENDED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS AND NUMBER OF SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK FILED ON NOVEMBER 19, 1996, TO (i) CHANGE AND AMEND THE CONVERSION TERMS OF SUCH SERIES A CONVERTIBLE PREFERRED SHARES AND (ii) TO CHANGE ALL 2,826 ISSUED AND OUTSTANDING SERIES A CONVERTIBLE PREFERRED SHARES INTO 4,281,818 SHARES OF COMMON STOCK, $.01 PAR VALUE, AS PROVIDED IN APPENDIX A.

         __ FOR         __ AGAINST        __ ABSTAIN

PROPOSAL NO. 2

         TO RATIFY AND APPROVE A STOCK OPTION GRANT TO J. MARVIN FEIGENBAUM, THE PRESIDENT AND CHIEF EXECUTIVE OF THE COMPANY AS SET FORTH IN APPENDIX B.

         __ FOR         __ AGAINST        __ ABSTAIN

PROPOSAL NO. 3

         TO ELECT THREE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY, ROBERT B. FAGENSON AS CLASS 1 DIRECTOR UNTIL THE YEAR 2002 ANNUAL MEETING OF STOCKHOLDERS, DAVID A. STERLING AS CLASS 2 DIRECTOR UNTIL THE YEAR 2003 ANNUAL MEETING OF STOCKHOLDERS AND J. MARVIN FEIGENBAUM AS CLASS 3 DIRECTOR UNTIL THE YEAR 2004 ANNUAL MEETING OF STOCKHOLDERS.

         __ FOR ALL         __ AGAINST ALL       __ ABSTAIN

Write the name of any nominee(s) that you vote against_________________________________

THIS PROXY, WHEN PROPERLY EXECUTED,              Dated: August 22, 2001
WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER.           ___________________________
IF NO DIRECTION IS MADE, THIS PROXY              Signature*
WILL BE VOTED FOR ALL THE PROPOSALS.


                                                 ---------------------------
                                                 Signature*

This Proxy is revocable and the                  *NOTE:  Please sign exactly
undersigned reserves the right                   as the name(s) appear on
to attend the meeting and vote                   your stock certificate.
in person.  The undersigned                      When attorney, executor,
hereby revokes any proxy heretofore              administrator, trustee,
given in respect of the shares of Company.       or guardian, please give the
                                                 full title as such.  If more
                                                 than one name is shown, as in
                                                 the case of joint tenancy, each
                                                 party should sign.

YOU ARE URGED TO FILL IN, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Proposal No. 1 is a stockholder proposal made by the following four holders of Series A Convertible Preferred Stock: Barras Investment, Gorra Holding, Agudath Shalom Banaich Inc. and Mifal Klita. Management has not taken any position with respect to Proposal No. 1 and is not recommending that stockholders vote either for or against such proposal.

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
X     Filed by the Registrant
___   Filed by a Party other than the Registrant

Check the appropriate box:

X     Preliminary Proxy Statement
___   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)
___   Definitive Proxy Statement
___   Definitive Additional Materials
___   Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12.

                             UNITED DIAGNOSTIC, INC.
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

X     No fee required.
___   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction:
         5) Total fee paid:

         Fee paid previously with preliminary materials.
         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:_____________________________________________

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:______________________________________

                             UNITED DIAGNOSTIC, INC.
                         238 ROBINSON STREET, SUITE 202
                          WAKEFIELD, RHODE ISLAND 02879
                                 (401) 789-9995
                            -------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To be held on September 25, 2001
                           --------------------------

To the Stockholders of United Diagnostic, Inc.:

         NOTICE IS HEREBY GIVEN, that a special meeting of the stockholders of United Diagnostic, Inc. will be held at 10:00 a.m. on Tuesday, September 25, 2001, at the offices of our special counsel, Heller, Horowitz & Feit, P.C., located at 292 Madison Avenue, 20th Floor, New York, New York 10017.

         The purpose of the meeting is to (1) amend the certificate of incorporation to change the company's amended certificate of designations, preferences and rights and number of shares of series A convertible preferred stock filed on October 26, 1996, to change and amend the conversion terms of such series A convertible preferred shares; and to change all 2,826 issued and outstanding series A convertible preferred shares into 4,281,818 shares of common stock, $.01 par value, as provided in appendix A; (2) ratify a stock option grant to J. Marvin Feigenbaum, the President and Chief Executive of the company as set forth in Appendix B; and (3) elect three nominees to serve as Directors of the company, Class 1 Director until the year 2002 annual meeting of stockholders, Class 2 Director until the year 2003 annual meeting of stockholders and Class 3 Director until the year 2004 annual meeting of stockholders.

         Proposal No. 1 is being put before the Common and Series A Convertible Preferred stockholders pursuant to a proposal made by certain holders of the outstanding Series A Convertible Preferred Stock. August 21, 2001, has been fixed by the Board of Directors as the record date for determining the Common Stockholders and with respect to Proposal No. 1 only, the Series A Convertible Preferred Stockholders, who are entitled to notice of and to vote at the Special Meeting. If you do not expect to be personally present at the meeting, but wish your stock to be voted for the business to be transacted at the meeting, you should fill in, sign and date the enclosed proxy and return it by mailing it in the accompanying postage-paid envelope to our transfer agent, American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York 10005.

                                                By Order of

                                                The Board of Directors

If you cannot be present, please sign the enclosed proxy and return it in the envelope provided. No postage is necessary if mailed in the United States.

                             UNITED DIAGNOSTIC, INC.
                         238 ROBINSON STREET, SUITE 202
                          WAKEFIELD, RHODE ISLAND 02879
                                 (401) 789-9995

                           --------------------------


                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                        To be held on September 25, 2001

                           --------------------------


GENERAL

         Proposal No. 1 of the enclosed proxy has been prepared at the request of certain series A convertible preferred stockholders for use at a special meeting of stockholders to be held on Tuesday, September 25, 2001, at 10:00 a.m. at the offices of our special counsel, Heller, Horowitz & Feit, P.C., 292 Madison Avenue, 20th Floor, New York, New York 10017.

         The record date for this special meeting is August 21, 2001. The holders of record of both common stock, $.01 par value, and series A convertible preferred stock, $.01 par value, as of the close of business on August 21, 2001, are entitled to vote as a separate class on Proposal No. 1. Only the holders of record of common stock as of the close of business on August 21, 2001, are entitled to vote on Proposal Nos. 2 and 3. As of July 1, 2001, there were 682,622 common shares outstanding and 2,826 series A convertible preferred shares outstanding.

         This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about August 22, 2001, to holders of record of series A convertible preferred stock and common stock as of the record date. A copy of the annual report for the year ended December 31, 2000, is being mailed to all stockholders with this proxy statement. It is not expected that any representatives of our principal accounting firm will attend the special meeting or be available to answer any questions.

         The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock will constitute a quorum for the transaction of business at the special meeting. A majority of the common stock and a separate majority of the series A convertible preferred stock, each voting as a separate class, is required for the adoption of Proposal No. 1. Directors are elected by a plurality of the votes of the common stock present in person or by proxy and entitled to vote. Approval of Proposal No. 2 as well as any other matter that may properly come before the special meeting requires the affirmative vote of a majority of the common shares present in person or by proxy and entitled to vote.

         Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee) and would like to attend the special meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership in common stock as of the close of business on August 21, 2001, the record date for voting. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the special meeting.

         Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of NASDAQ, a member who holds shares in street name for customers has the authority to vote on certain items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. NASDAQ rules permit member brokers who do not receive instructions to vote on the proposals presented in this proxy statement, other than the stockholder proposal. Under NASDAQ rules, a stockholder proposal is a "non-discretionary" item, which means that NASDAQ member brokers who have not received instructions from the beneficial owners of common stock may not vote to approve the stockholder proposal; any such broker non-vote will have the effect of a vote against the proposal.

         Shares that reflect abstentions or "broker non-votes", which are shares represented at the special meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares, will be counted for purposes of determining whether a quorum is present for the transaction of business at the special meeting. Abstentions, therefore, will have the effect of negative votes with respect to any matter presented at the special meeting, while "broker non-votes" will have no effect on any matter presented. If authority to vote for the nominee is withheld on a proxy card, no vote will be cast with respect to the share as represented thereby and the outcome of the election will not be affected.

         The 2000 Annual Report to stockholders is a reproduction of the Form 10-KSB for the year ended December 31, 2000, filed with the United States Securities and Exchange Commission and is being mailed to all stockholders along with this proxy statement. The financial statements contained in the Annual Report accompanying this proxy statement are incorporated herein by reference.

         Requests for information or documents may be directed in writing to the attention of Lee Ann DeRita at the company at its principal executive office located at 238 Robinson Street, Suite 202, Wakefield, Rhode Island 02879.

         The purpose of the meeting is to (1) amend the Certificate of Incorporation to change the company's Amended Certificate of Designations, Preferences and Rights and Number of Shares of Series A Convertible Preferred Stock filed on October 26, 1996, to change and amend the conversion terms of such series A convertible preferred shares; and to change all 2,826 issued and outstanding series A convertible preferred shares into 4,281,818 shares of common stock, $.01 par value, as provided in appendix A; (2) both ratify and approve a stock option grant to J. Marvin Feigenbaum, the President and Chief Executive of the company as set forth in Appendix B; and (3) elect three nominees to serve as Directors of the company, Class 1 Director until the year 2002 annual meeting of shareholders, Class 2 Director until the year 2003 annual meeting of stockholders and Class 3 Director until the year 2004 annual meeting of stockholders. Proposal No. 1 is being put before the common and series A convertible preferred stockholders pursuant to a proposal made by certain holders of our outstanding series A convertible preferred stock.

         The Certificate of Designations, Preferences, and Rights and Number of Shares of Series A Convertible Preferred Stock, filed on October 1, 1996, as amended on October 23, 1996, provides that the holders of shares of series A convertible preferred stock are not entitled to any voting rights, except as otherwise provided by law. Section 242 of the Delaware General Corporation Law provides that the holders of the outstanding shares of a class shall be entitled to vote as a class under a proposed amendment, whether or not entitled to vote therein by the Certificate of Incorporation, if the amendment would, among other things, alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. By virtue of the foregoing provisions of the Delaware General Corporation Law, the holders of the series A convertible preferred stock are entitled to vote as a class on Proposal No. 1, but are not entitled to vote on Proposals Nos. 2 or 3, or on any other matter that may come before the meeting. By virtue of the filing of the Certificate of Designations, such Certificate of Designations had the effect, by virtue of
Section 151(g) of the Delaware General Corporation Law, of amending the Certificate of Incorporation of the Corporation. By reason of the foregoing, any change in the Certificate of Designations would in effect be made by further amending our Certificate of Incorporation and therefore, the holders of the shares of common stock, in addition to the holders of the shares of series A convertible preferred stock, voting as a separate class, are entitled to vote upon such proposal. Proposal No. 1 will require the affirmative vote of a separate majority of both the common and series A convertible preferred stock. The preferred stockholders who have made Proposal No. 1 own an aggregate of 1,878 shares of the series A convertible preferred stock representing a majority of the issued and outstanding preferred stock. We have been advised that these preferred stockholders will vote all of their respective shares for Proposal No.
1. In addition, these preferred stockholders have advised us that they also own an aggregate of 40,110 shares of our common stock and will vote all of their common shares for Proposal No. 1.

Solicitation, Voting and Revocability of Proxies

         As of the record date, an aggregate of 682,622 shares of common stock and 2,826 shares of series A convertible preferred stock were issued and outstanding. Only holders of record of common stock as of the close of business on the record date are entitled to notice and to vote at the meeting with respect to Proposal No. 1. Each share of common stock is entitled to one non-cumulative vote on each of Proposals No. 1, No. 2 and No. 3. Unless otherwise directed in any properly executed proxy timely received, the person named therein will vote FOR Proposal No. 1 to amend the terms of the series A convertible preferred stock; FOR Proposal No. 2 to ratify a stock option grant to J. Marvin Feigenbaum, the President and Chief Executive of the company, as set forth in Appendix B; and FOR Proposal No. 3 to elect three nominees to serve as Directors of the company until the year 2002 annual meeting of stockholders, all as set forth in this proxy statement.

         Any proxy given pursuant to this solicitation is considered revocable by the person giving it at any time before it is used at the meeting. Revocation may be effected by a written notice of revocation of a proxy or if we receive a duly executed proxy bearing a later date, any earlier dated proxy will be revoked.

         Proposal No. 1 is a stockholder proposal made by four holders of the series A Convertible preferred stock: Barras Investment, Gorra Holding, Agudath Shalom Banaich Inc. and Mifal Klita. Management is not taking a position regarding Proposal No. 1, and has not participated in any negotiations with the preferred stockholders who have made Proposal No. 1 relating to the ratio at which they propose to have the series A convertible preferred shares changed into common shares, or any other terms of the Proposal. These four series A convertible preferred shareholders are paying the costs and expenses of the company relating to the special meeting of stockholders and the proxy statement. Counsel to the series A convertible preferred stockholders who made Proposal No. 1 are acting as our special counsel. As required by the securities laws, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed by the four preferred stockholders for reasonable expenses incurred by them in connection therewith. The preferred stockholders listed above who requested this solicitation have agreed to pay all costs relating to this solicitation.

         Holders of an aggregate of 1,878 series A convertible preferred shares representing a majority (66.45%) of the issued and outstanding series A convertible preferred shares have advised us that they will vote all of their preferred shares for Proposal No. 1. Thus, under Delaware law, the necessary approval of the preferred stock will be obtained.

Voting Securities and Security Ownership of Certain Beneficial Owners and Management

         Set forth below is certain information as of the record date with respect to (1) the ownership of common stock which has been calculated based upon 682,622 shares of common stock outstanding as of the record date prior to the adoption of Proposal No. 1 and also calculated based upon 4,964,440 shares of common stock outstanding assuming approval of Proposal No. 1 and (2) the series A convertible preferred stock which has been calculated based upon 2,826 issued and outstanding shares of series A convertible preferred stock prior to the adoption of Proposal No. 1 by (i) the series A convertible preferred stockholders who have requested the preparation and distribution of these proxy materials; (ii) each of our directors and executive officers; (iii) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by us to be the beneficial owner of more than five percent of the common stock; and (iv) directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, each of the stockholders listed below possesses sole voting power with respect to the securities listed opposite such stockholder's name.

PLEASE NOTE THAT THE TABLE DID NOT COME THROUGH IN A FORM WE CAN USE. THE ONLY CHANGE I WISH TO MAKE IS TO CHANGE FOOTNOTE 2 BY ALL OFFICERS AND DIRECTORS TO FOOTNOTE 6 AND ADD A REFERENCE TO FOOTNOTE 6 IN THAT SAME LINE BY THE NUMBER 260,227. I ALSO WISH TO ADD A REFERENCE TO FOOTNOTE 2 BY THE NUMBER 260,075 ON MARVIN'S LINE.

                                                                                          After Adoption
                                   Prior to Adoption of Proposal No. 1                   of Proposal No. 1
                               -----------------------------------------------      --------------------------
                                   Common                 Preferred                 Common             Preferred
                                   Shares   Percent       Shares        Percent     Shares   Percent   Shares
Name and Address                   Owned    of Class      Owned         of Class    Owned    of Class  Owned
----------------                  -------   --------      ---------     ---------   -------  --------  ---------
Gorra Holding                        0         N/A          400(1)        14.2%     606,000     12.2%     0
Marta Strasse #137
Zurich, PO Box 8040
Switzerland

Barras Investment                    0         N/A          500(1)        17.7%     757,000     15.3%     0
Schimmez Strasse #1
Zurich, PO Box 8003
Switzerland

Agudath Shalom Banaich          13,700 (1)     2.0%         571(1)        20.2%     865,065     17.4%     0
1621 58th Street
Brooklyn, NY 11204

Mifal Klita                     26,410 (1)     3.9%         407(1)        14.4%     616,605     12.4%     0
28 Marwill Street
Downsview, Ontario
M3H 3L3 Canada

J. Marvin Feigenbaum            10,075 (2)     1.5%           0            N/A      260,075 (2)  5.2%     0
238 Robinson Street
Wakefield, RI 02879

David Sterling                      76 (3)     (4)            0            N/A           76       (4)     0
238 Robinson Street
Wakefield, RI 02879

Robert B. Fagenson                  76 (3)     (4)            0            N/A           76       (4)     0
238 Robinson Street
Wakefield, RI 02879

Craig Osborne                   89,963 (5)    19.0%           0            N/A       89,963      1.8%     0
10351 Santa Monica Blvd.
Los Angeles, CA 90025

All Officers and Directors      10,227 (6)     1.5%           0            N/A      260,227 (6)   5.2%     0
as a Group (3 persons in
number)


(1) Based solely upon information contained in a Schedule 13D filed with the Securities and Exchange Commission on August 6, 2001.

(2) Includes (i) 142 shares of common stock; (ii) 647 shares of common stock held in a trust for the benefit of a minor child; (iii) 779 options owned by the Feigenbaum Foundation, a charitable foundation; and (iv) options and warrants to purchase an aggregate of 8,507 shares. Mr. Feigenbaum disclaims ownership of items (ii) and (iii). Also includes, subject to the adoptions of Proposal No. 2, 250,000 vested options exercisable for seven years at $.66 per share, but excludes 250,000 options not currently vested. The 250,000 currently exercisable options are subject to forfeiture in the event Mr. Feigenbaum terminates his Employment Agreement pursuant to the "Change of Control" provision.

(3) Consists of options to purchase 76 shares of common stock under the company's Non-Employee Director Stock Option Plan.

(4) Less than 1%.

(5) Based upon a Schedule 13D filed with the Securities and Exchange Commission by Mr. Osborne on May 26, 1999.

(6) Includes the securities discussed in notes 2 and 3.

                              SERIES A CONVERTIBLE
                           PREFERRED STOCK SHAREHOLDER
                                 PROPOSAL NO. 1

Amendment of the Certificate of Incorporation to change the company's Amended Certificate of Designations, Preferences and Rights and Number of Shares of Series A Convertible Preferred Stock filed on November 19, 1996, to (i) change and amend the conversion terms of such Series A Convertible Preferred Shares and
(ii) to change all 2,826 issued and outstanding Series A Convertible Preferred Shares into 4,281,818 shares of Common Stock, $.01 par value, as provided in Appendix A.

General

         Shareholder Proposal No. 1 proposes that the terms of the series A convertible preferred stock will be revised to change each share of series A convertible preferred stock into 1,515 shares of common stock effective immediately upon the adoption of Proposal No 1. Each share of series A convertible preferred stock cost $1,000. Proposal No. 1 would change each share of series A convertible preferred stock into 1,515 shares of common stock representing an effective rate of value to the common stock of $.66 per share for purposes of the rate of exchange. As a result, if Proposal No. 1 is adopted, each outstanding share of series A convertible preferred stock will represent 1,515 shares of common stock. No certificates or cash representing fractional shares of common stock will be issued to stockholders because of the adoption of Proposal No. 1. All outstanding certificates for shares of series A convertible preferred stock will cease to represent series A convertible preferred stock and will solely represent the right to receive common stock at the rate described above.

         Under Proposal No. 1, all of the outstanding shares of series A convertible preferred stock would be changed into an aggregate of 4,281,818 shares of common stock. If this number is added to the 682,622 shares of common stock already outstanding, it would result in a total amount of 4,964,440 shares of common stock outstanding. Assuming Proposal No. 1 is adopted and all series A convertible preferred stock is changed into common stock, all of the preferred stockholders as a group, would own approximately 86% of the outstanding common stock and the four preferred stockholders who have made Proposal No. 1 would own in the aggregate approximately 57% of the outstanding common stock.

Background and Reason for Proposal No. 1

         On June 1, 1998, we were notified by The Nasdaq Stock Market that our common stock would be delisted from the Nasdaq Small Cap Market, effective as of the close of business on June 1, 1998. The notification resulted from a determination by a Nasdaq Listing Qualifications Panel, following a hearing held on May 14, 1998, to reject the our request for continued inclusion on the Nasdaq Small Cap Market. Our common stock was quoted on the Nasdaq Small Cap Market through May 15, 1998. We believe that the delisting of our common stock has had a depressive effect upon the market price of our common stock and adversely affected the liquidity of the common stock because, subsequent to May 15, 1998, the common stock has been quoted in the "pink sheets" maintained by National Quotation Bureau, Inc., which is not an established trading market.

         Currently, the series A convertible preferred stock is convertible into such number of shares of common stock as shall equal $1,000 divided by a conversion rate equal to the lesser of (i) 75% of the average closing bid price of the common stock for the 5 days immediately preceding the date of the holder's notice of conversion or (ii) $1,225.00, subject to certain adjustments. Since the conversion price of the preferred stock is related to The Nasdaq Stock Market bid price for the common stock, a conversion price is presently indeterminable; consequently, conversions of series A convertible preferred tock have been suspended.

Effect of Adoption of Proposal No. 1 on Employment Agreement

         The adoption of Proposal No. 1 may trigger certain rights which J. Marvin Feigenbaum, our President and Chief Executive Officer, has under his Employment Agreement dated May 19, 1999. Mr. Feigenbaum's Employment Agreement provides that, upon the occurrence of a change of control, commencing on the date of such occurrence and continuing for a period of one year thereafter, in the event of the first to occur of the termination of his employment for any reason other than cause, or his resignation during such one year period, he shall be entitled to a sum equal to the balance of the base salary for the unexpired portion of the employment plus $208,000 payable in a single lump sum payment upon the date of termination or resignation as the case may be. Change of control is defined in the Employment Agreement as follows:

          (i) any "person" (other than a "person" owning 10% or more of the issued and outstanding Common Stock of the Company on the date hereof) (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Executive, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or

          (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than
          (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 25% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or

          (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (iv) a majority of the current members of the Board no longer continue to serve as directors or, in the case of the resignation or removal of any current director, his successor is not elected by the remaining current directors of the Company.


         The adoption of Proposal No. 1 will result in an additional number of shares of common stock being issued by us in excess of 25% of the combined voting power of our presently outstanding securities. By virtue of the foregoing, Mr. Feigenbaum may have the right, following the adoption of Proposal No. 1 and for a period of one year thereafter, to determine whether or not he will resign from the company and, in such case, may be entitled to the above-described payments. Mr. Feigenbaum has not taken any position with respect to Proposal No. 1, nor has he advised the company of his intentions with respect to the continuation of his employment in the event Proposal No. 1 is adopted.

         The four named preferred stockholders who have made Proposal No. 1 developed the idea of voluntarily restructuring the conversion terms of the preferred stock. The preferred stockholders who have made Proposal No. 1 have advised us that they believe that in order for the company to maximize its attractiveness, it is imperative that the capital structure be adjusted and there be no overhanging shares of series A convertible preferred stock or uncertainty as to what the preferred stock may be converted into.

         The four preferred stockholders believe that this amendment would benefit all stockholders and have advised that they also intend to vote their 40,110 shares of common stock in favor of Proposal No. 1. The four preferred stockholders have also advised management that they have no intention of seeking election to the board of directors or assuming control of management.

         As indicated above, this Proxy Statement has been prepared at the specific request of the four preferred stockholders and management takes no position as to the merits or advisability of Proposal No. 1. Management has not negotiated the rate at which the series A convertible preferred stock will be changed into common stock. The four preferred stockholders making Proposal No. 1 have agreed to pay all costs associated with this proxy. For more information about the four preferred stockholders, you should review the Schedule 13D they filed with the Securities and Exchange Commission which is available through the SEC's web site at www.sec.gov or through the SEC's public reference room. The telephone number for the public reference room is (202) 942-8090.

Exchange of Stock Certificates

         Upon the adoption of Proposal No. 1, we will send a letter of transmittal to each series A convertible preferred stockholder of record to use in transmitting certificates representing shares of series A convertible preferred stock to our transfer agent, American Stock Transfer & Trust Company, which will act as the Exchange Agent. The letter of transmittal will contain instructions for the surrender of series A convertible preferred certificates to the Exchange Agent in exchange for certificates representing 1,515 whole shares of common stock for every share of series A convertible preferred stock. No new certificates will be issued to a stockholder until such stockholder has surrendered all old certificates together with a properly completed and executed letter of transmittal to the Exchange Agent.

         Upon proper completion and execution of the letter of transmittal and its return to the Exchange Agent, together with all series A convertible preferred stock certificates, stockholders will receive a new certificate or certificates representing the number of whole shares of common stock into which their shares of series A convertible preferred stock has been changed into as a result of the adoption of Proposal No. 1. Stockholders should not send their old certificates to the Exchange Agent until they have received the letter of transmittal. Shares not presented for surrender as soon as is practicable after the letter of transmittal is sent shall be exchanged at the first time they are presented for transfer. No service charges will be payable by stockholders in connection with the exchange of certificates, all expenses of which will be borne by the four preferred stockholders who have requested that Proposal No. 1 be put forth in this proxy statement.

         A copy of the Certificate of Amendment as proposed to be revised is attached hereto as Appendix A.

         The affirmative approval of a separate majority of the outstanding shares of common stock and a separate majority of the outstanding shares of series A convertible preferred stock is required to approve Proposal No. 1. The affirmative approval of a majority of the outstanding shares of preferred stock is assured by reason of the fact that the four preferred stockholders who have made Proposal No. 1 own, in the aggregate, 66.45% of the issued and outstanding preferred stock.


                                 PROPOSAL NO. 2

          Approve Stock Option Grant Agreement for J. Marvin Feigenbaum
                     (Subject to Adoption of Proposal No. 1)


         As an incentive to Mr. Feigenbaum to remain with the company, the Board of Directors, subject to stockholder ratification and approval, grant Mr. Feigenbaum 500,000 options exercisable at $.66 per share, subject to the adoption of Proposal No. 1. Of these options, 250,000 become vested upon the adoption of this Proposal No. 2 and the balance will vest equally on July 31, 2002 and 2003; provided, however, that in the event of a change of control event following this special meeting, all unvested options will accelerate and immediately vest. The options granted shall expire seven (7) years from the date it may be first exercised. The exercise may be paid in cash or the delivery of stock with a market value equal to the exercise price. In the event Mr. Feigenbaum terminates his employment with the company within one year of the adoption of Proposal No. 1, all options will be forfeited by him. The Option Grant is contained in Appendix B.

         The affirmative approval by a majority of the outstanding shares of common stock are required to approve Proposal No. 2. Management has made no recommendation to vote for or against Proposal No. 2.

                                 PROPOSAL NO. 3

                              Election of Directors

         Our Amended and Restated Certificate of Incorporation provides for a classified Board of Directors with three classes, designated Class 1, Class 2 and Class 3. At the special meeting, one of each of Class 1, Class 2 and Class 3 Directors are to be elected, each to serve until the 2002, 2003 and 2004 annual stockholder meetings, respectively, and until their successors are elected and qualified. The number of Directors comprising the entire Board of Directors is determined in accordance with our By-Laws. The By-Laws provide for the number of

Directors to be not less than three nor more than eleven in number. The Board of Directors currently consists of a total of three (3) persons.

         The affirmative vote of a plurality of the outstanding common stock entitled to vote for Directors at the special meeting is required to elect the Directors. All proxies timely received will be voted for the election as Directors of the nominees specified in the enclosed proxy if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. We know of no reason to anticipate this will occur.

THE ONE NOMINEE FOR CLASS 1 DIRECTOR IS ROBERT B. FAGENSON TO SERVE UNTIL THE 2002 ANNUAL MEETING.

         Robert B. Fagenson. Mr. Robert B. Fagenson, age 51, has been a Class 1 Director since 1995. Mr. Fagenson has, for more than the past five years, been President and a Director of Fagenson & Co., Inc., a registered broker-dealer, and Vice-President and Director of Starr Securities Inc., a registered broker-dealer. Mr. Fagenson is a Director of Rent-Way, Inc., a publicly-held multi store retail chain in the rent-to-own industry, and Intrenet Inc., a long haul trucking company.

THE ONE NOMINEE FOR CLASS 2 DIRECTOR IS DAVID A. STERLING TO SERVE UNTIL THE 2003 ANNUAL MEETING

         David A. Sterling. Mr. David A. Sterling, age 46, was elected to the Board of Directors on December 6, 1994, as a Class 2 Director. Mr. Sterling, for in excess of seven years, has been President of Sterling & Sterling, Inc., a general insurance agency. Mr. Sterling holds a BBA Degree from Hofstra University, New York.

THE ONE NOMINEE FOR CLASS 3 DIRECTOR IS J. MARVIN FEIGENBAUM TO SERVE UNTIL THE 2004 ANNUAL MEETING

         J. Marvin Feigenbaum. Mr. J. Marvin Feigenbaum, age 51, was first elected to the Board of Directors in June 1994, at which time he was also appointed our President and Chief Executive Officer. Mr. Feigenbaum also served as Chairman of the Board, President and Chief Executive Officer of Physicians Clinical Laboratory, Inc., one of our subsidiaries, from October 3, 1997, until May 12, 1999, and as President, Chief Executive Officer and Chief Financial Officer of Analytical Biosystems Corporation, another subsidiary, from June 1994 until November 1997. For a period of four years until he voluntarily resigned in May 1999, Mr. Feigenbaum served as a member of the Board of Directors and Vice-Chairman of Comprehensive Care Corporation, a publicly owned company engaged in the health care business, previously listed on the New York Stock Exchange.

Executive Compensation


                                                ANNUAL COMPENSATION        PAYOUTS
           NAME AND                                         ALL OTHER      ALL OTHER
      PRINCIPAL POSITION          YEAR        SALARY       COMPENSATION   COMPENSATION
      ------------------          ----        ------       ------------   ------------
                                                ($)           ($)             ($)
   J. Marvin Feigenbaum           2000       $208,000       $55,212(8)     $55,212(8)
   President and Chief            1999       $255,667(3)    $74,897(5)     $74,897(5)
   Executive Officer (1)(2)       1998       $381,333(6)    $11,784(7)     $11,784(7)
---------------------

(1) President and Chief Executive and Financial Officer. President and Chief Executive Officer of various subsidiaries.

(2) Includes salaries paid by subsidiaries.

(3) Includes (i) approximately $208,000 earned by Mr. Feigenbaum pursuant to his employment agreement and (ii) approximately $47,667 that should have been paid to Mr. Feigenbaum during 1998, but due to our financial condition, was voluntarily deferred by Mr. Feigenbaum as a convenience to us and paid to Mr. Feigenbaum in 1999 (see note 6).

(4) Represents accrued vacation paid in cash, bonus and interest earned on payroll deferred by Mr. Feigenbaum as a convenience to us and paid to Mr. Feigenbaum in 1999.

(5) Represents automobile allowance, automobile insurance premiums, automobile maintenance and garage fees, life insurance premiums, disability insurance premiums and relocation expenses.

(6) Includes approximately (i) $208,000 earned by Mr. Feigenbaum pursuant to his employment agreement, (ii) $208,000 paid to Mr. Feigenbaum by a subsidiary during the 12 month period ended December 31, 1998, and (iii) $13,000 of his salary voluntarily deferred by Mr. Feigenbaum during 1997 and paid during 1998; excludes approximately $47,667 that should have been paid to Mr. Feigenbaum during 1998 but, due to our financial condition, was voluntarily deferred by Mr. Feigenbaum as a convenience to us and paid to Mr. Feigenbaum in 1999 (see note
3).

(7) Represents automobile allowance, automobile insurance premiums and life insurance premiums.

(8) Represents automobile allowance, automobile insurance premiums, automobile maintenance and garage fees, life insurance premium, disability insurance premiums and long term care insurance premiums.

(9) Represents accrued vacation paid in cash.

Compensation of Directors

         Directors who are employees of the company do not receive any fee for serving on the Board of Directors. Directors who are not also employees receive a directors fee of $6,000 per annum, paid quarterly, and an attendance fee of $500 per meeting attended. In addition, Directors are reimbursed for travel expenses for attendance at board meetings. Non-Employee Directors are also eligible for an initial and annual grant of stock options under the company's Non-Employee Director Stock Option Plan.

1994 Incentive Stock Option Plan

         In August, 1994, the Board of Directors adopted a 1994 Incentive Stock Option Plan, which Plan was approved and adopted by our stockholders on November 16, 1994. The Plan provides for the issuance of up to 5,000 shares of our common stock upon the exercise of options granted to officers, directors, full time employees and consultants rendering services to us. Under the terms of the Plan, options granted thereunder will be designated as options which qualify for incentive stock option treatment ("ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended, or options which do not so qualify ("Non-ISO's"). Unless sooner terminated, the Plan will expire on August 1, 2004 and options may be granted at any time or from time to time through such date. The purpose of the Plan is to promote the interests of the Company and its stockholders by strengthening our ability to attract and retain officers, employees and consultants by furnishing suitable recognition of their ability to contribute to our success and to align their interests and efforts with our long term interests. The Plan succeeds our 1992 Incentive Stock Option Plan, which has been terminated.

         The Plan is administered by the Board of Directors or by a Stock Option Committee designated by the Board of Directors, which in either case is known as the Plan Administrator. The Plan Administrator has the discretion to determine the eligible employees and consultants to whom, and the times and the prices at which, options will be granted; whether such options shall be ISO's or Non-ISO's; the periods during which each option will be granted; and the number of shares subject to each option. The Plan Administrator shall have full authority to interpret the plan and to establish and amend rules and regulations relating thereto.

         Under the Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of our common stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent stockholder such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO's may not be less than 85% of such fair market value. The aggregate fair market value of shares subject to an option designated as an ISO for which any participant may be granted such an option in any calendar year, shall not exceed $100,000 plus any unused carryovers from a prior year. The "fair market value" will be the closing Nasdaq bid price or, if the common stock is not quoted by Nasdaq, the low bid as reported by the National Quotation Bureau, Inc. or a market maker of the common stock or, if the common stock is not quoted by any of the above, by the Board of Directors acting in good faith.

         Options may be granted under the Plan for such periods as determined by the Plan Administrator; provided however, that no option designated as an ISO granted under the Plan shall be exercisable over a period in excess of ten years, or in the case of a ten percent stockholder, five years. Options may be exercised in whole at any time or in part from time to time. Options are not transferable except to the estate of an option holder; provided, however, in the case of a Non-ISO, and subject to Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 and prevailing interpretations thereunder by the staff of the Commission, a recipient of a Non-ISO may, with the consent of the Plan Administrator, designate a named beneficiary of the Non-ISO in the event of the death of such recipient, or assign such Non-ISO.

         Except as described below, the Plan Administrator may from time to time amend the Plan as it deems proper and in the best interests of the Company without further approval of the stockholders.

         The Board of Directors and the Plan Administrator may not amend certain features of the Plan without the approval of our stockholders to the extent such approval is required for compliance with Section 422 of the Code with respect to ISO's, Section 162(m) of the Code with respect to Non-ISO's or Rule 16b-3 promulgated under Section 16 of the Exchange Act with respect to awards made to individuals subject to Section 16 of the Exchange Act. Such amendments would include (a) increasing the maximum number of shares of common stock that may be issued under the Plan, (b) materially modifying the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increasing the benefits accruing to participants under the Plan.

         Options for a total of 2,500 Shares have been granted under the Plan, including options for 2,143 shares granted directly or indirectly to Mr. Feigenbaum.

Non-Employee Director Stock Option Plan

         In August, 1994, the Board of Directors adopted the Non-Employee Director Stock Option Plan, known as the Director Plan, which was approved and adopted by our stockholders on November 16, 1994 and amended by our stockholders on August 27, 1996. The Director Plan provides for issuance of a maximum of 2,857 shares of common stock upon the exercise of stock options granted under the Director Plan. Options may be granted under the Director Plan until August 1, 2004 to our non-employee directors (as defined). The Director Plan provides that each non-employee director will automatically be granted an option to purchase 71 shares upon joining the Board of Directors (or, for those persons who are directors on the date of approval of the Director Plan by the stockholders, on such date), and options to purchase 114 shares on each anniversary of the initial date of service or date of approval, as the case may be. No options have been granted under the Director Plan since 1996 because we essentially became inactive during 1997 and a market for the common stock has neither been established or sustained since that time.

         Under the terms of the Director Plan, the sum of the number of shares to be received upon any grant multiplied by the fair market value of each share at the time of grant may not exceed $75,000. All awards shall be reduced to the extent they exceed such amount. The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the common stock on the date of grant. Until otherwise provided in the Director Plan, the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of common stock of the Company or by a combination of each. The term of each option is five years from the date of grant, unless terminated sooner as provided in the Director Plan. The Director Plan is administered by a committee of the Board of Directors composed of not fewer than two persons who are officers of the Company. The Committee has no discretion to determine which non-employee director will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all determinations of the interpretation of the Director Plan. Options granted under the Director Plan do not qualify for incentive stock option treatment.

         Options for a total of 152 shares have been granted under the Director Plan, including options for 76 shares to each of Mr. Sterling and Mr. Fagenson.

Certain Relationships and Related Transactions

         In May 2000, we made a $200,000 investment for a 7.5% common stock interest in a newly formed company which is majority owned by Mr. J. Marvin Feigenbaum, our chairman and CEO. Such investment was pursuant to an affirmative vote, with Mr. Feigenbaum abstaining, by the Board of Directors at a meeting held April 17, 2000. This corporation has suspended its efforts to implement its proposed and intended business for the foreseeable future in light of prevailing market conditions. The entire $200,000 investment was recognized as a loss for the year ended December 31, 2000.

The affirmative vote of a plurality of the outstanding common shares entitled to vote is required to elect the Directors in Proposal No. 3

                              FINANCIAL INFORMATION

         A copy of our annual report on Form 10-KSB, without the accompanying exhibits, for the fiscal year ended December 31, 2000, filed with the Securities and Exchange Commission has been provided with this proxy statement. Additional copies of such Form 10-KSB and/or the exhibits will be furnished, without charge, upon a written request sent to Lee Ann DeRita, United Diagnostic, Inc., 238 Robinson Street, Suite 202, Wakefield, Rhode Island 02879. Such request must set forth a good faith representation that, as of August 21, 2001, the person making the request was the beneficial owner of common stock or series A convertible preferred stock entitled to vote at the 2001 special meeting of stockholders.

                                 OTHER BUSINESS

         As of the date of this proxy statement, the foregoing is the only business which the Board of Directors intends to present, and it is not aware of any other matters which may come before the special meeting. If any other matter or matters are properly brought before the special meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

                     STOCKHOLDER PROPOSALS FOR 2002 MEETING

         Proposals of stockholders intended to be presented at the company's 2002 annual meeting of stockholders must be received by the company on or prior to May 28, 2002, to be eligible for inclusion in the company's proxy statement and form of proxy to be used in connection with the 2002 annual meeting of stockholders.

                                       By Order of the Board of Directors



                                       DAVID A. STERLING
                                       Secretary

Dated August 22, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA

                                   Appendix A

                             UNITED DIAGNOSTIC, INC.
                                FORM OF PROPOSED

              AMENDED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND
                                RIGHTS AND NUMBER
                                  OF SHARES OF
                      SERIES A CONVERTIBLE PREFERRED STOCK

                         Pursuant to Section 151 of the
                        Delaware General Corporation Law

         The undersigned President and Secretary, respectively, of NU-TECH BIO-MED, INC., a Delaware corporation (the "Corporation") certifies that pursuant to authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has duly adopted the following resolutions amending the Certificate of Designation, Preferences and Rights and Number of Shares of Series A Convertible Preferred Stock filed with the office of the Secretary of State of Delaware on October 1, 1996 (the "Certificate of Designation of Series A Preferred Stock"). The undersigned further certifies that no shares of Series A Preferred Stock have been issued prior to the date of this Amended Certificate of Designations. The Certificate of Designations of Series A Preferred Stock is hereby amended in its entirety to read as follows:

         RESOLVED, that pursuant to the authority vested in the Board of Directors of the corporation of the Corporation's Certificate of Incorporation, a series of preferred stock of the corporation be, and it hereby is, created out of the authorized but unissued shares of the capital stock of the corporation, such series to be designated Series A Convertible Preferred Stock (the "Series A Convertible Preferred Stock"), to consist of 14,000 shares, par value $.01 per share, of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be (in addition to those set forth in the Corporation's Certificate of Incorporation) as follows:

         (1) Certain Definitions.

         Unless the context otherwise requires, the terms defined in this paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified.

         Common Stock. The term "Common Stock" shall mean all shares now or hereafter authorized of any class of Common Stock, par value $.01 per share of the Corporation, and any other stock of the Corporation, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

         Conversion Date. The term "Conversion Date" shall have the meaning set forth in subparagraph 4(d) below.

         Conversion Price. The term "Conversion Price" shall mean the price per share of Common Stock used to determine the number of shares of Common Stock deliverable upon conversion of a share of the Series A Convertible Preferred Stock, which price shall initially be deemed to be $0.66.

         Conversion Shares. The shares of Common Stock issued or issuable to the holders of the Series A Preferred Stock upon conversion thereof in accordance with the terms hereof.

         Current Market Price. The term "Current Market Price" shall have the meaning set forth in subparagraph 4(g) below.

         Issue Date. The term "Issue Date" shall mean the date that shares of Series A Convertible Preferred Stock are first issued by the Corporation.

         Purchase Price. The term "Purchase Price" shall mean $1,000 per share.

         Senior Stock. The term "Senior Stock" shall mean any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series A Convertible Preferred Stock in respect of the right to receive dividends, and, for the purposes of paragraph 3 below, any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series A Convertible Preferred Stock in respect of the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

         Subsidiary. The term "Subsidiary" shall mean any Corporation of which shares of stock possessing at least a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation, whether directly or indirectly through one or more Subsidiaries.

         (2) Dividends.

         Shares of Series A Convertible Preferred Stock shall not be entitled to receive or earn any fixed dividends thereon.

         (3) Distributions Upon Liquidation, Dissolution or Winding Up.

         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, subject to the prior preferences and other rights of any Senior Stock, but before any distribution or payment shall be made to the holders of Junior Stock, the holders of the Series

A Convertible Preferred Stock shall be entitled to be paid $1,000 per share, and no more, in cash or in property taken at its fair value as determined by the Board of Directors, or both, at the election of the Board of Directors. If such payment shall have been made in full to the holders of the Series A Convertible Preferred Stock, and if payment shall have been made in full to the holders of any Senior Stock of all amounts to which such holders shall be entitled, the remaining assets and funds of the Corporation shall be distributed among the holders of Junior Stock, according to their respective shares and priorities. If, upon any such liquidation, dissolution or other winding up of the affairs of the Corporation, the net assets of the Corporation distributable among the holders of all outstanding shares of the Series A Convertible Preferred Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation remaining after the distributions to holders of any Senior Stock of the full amounts to which they may be entitled shall be distributed among the holders of the Series A Convertible Preferred Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation into or with another Corporation, Corporations, entity or other entities, nor the sale of all or substantially all of the assets of the Corporation shall be deemed a 1iquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph 3. Notwithstanding anything herein to the contrary, while any shares of Series A Convertible Preferred Stock are outstanding, the Corporation shall not establish any Senior Stock without the prior affirmative vote of a majority of the shares of Series A Convertible Preferred Stockholders.

         (4) Conversion Rights.

         The Series A Convertible Preferred Stock shall be convertible into Common Stock as follows:

         (a) Optional Conversion. Subject to and upon compliance with the provisions of this paragraph 4, on each of the 45th day following the Issue
Date,  the 75th day  following  the Issue Date and the 105th day  following  the
Issue Date, up to one-third (1/3) of the outstanding shares of Series A Convertible Preferred Stock shall be convertible into fully paid and nonassessable shares of Common Stock, at the applicable Conversion Price, at the option of the holder of any shares of Series A Convertible Preferred Stock upon the terms hereinafter set forth.

         (b) Mandatory Conversion. Each share of Series A Convertible Preferred Stock shall be deemed automatically converted into Common Stock at the Conversion Price on a date which is 270 days from the Issue Date following 30 days prior written notice from the Corporation; provided, however, for each day after a date which is 60 days from the Issue Date that the Company does not have an order from the Securities and Exchange Commission declaring effective a registration statement covering the Conversion Shares, then a day shall be added to the aforementioned 270 day period.

         (c) Number of Shares. Each share of Series A Convertible Preferred Stock shall be converted into a number of shares of Common Stock determined by dividing (i) the Purchase Price by (ii) the Conversion Price in effect on the Conversion Date. The Conversion Price shall be subject to adjustment as set forth in subparagraph 4(f).

         (d) Mechanics of Conversion. The holder of any shares of Series A Convertible Preferred Stock may exercise the conversion right specified in subparagraph 4(a) by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted; provided that the Corporation shall not be obligated to issue to any such holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing the shares of Series A Convertible Preferred Stock are either delivered to the Corporation or any transfer agent of the Corporation. Conversion of the Shares may be exercised in whole or in part by the holder by telecopying an executed and completed notice of conversion to the Corporation and delivering the original notice of conversion and the certificate representing the shares of Series A Preferred Stock being converted to the Corporation by express courier within three (3) business days of exercise. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares to be converted are delivered to the Corporation and such date is referred to herein as the
"Conversion Date". Subject to the provisions of subparagraph 4(f)(vii), as promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of common Stock as provided in subparagraph 4(f). Subject to the provisions of subparagraph 4(f)(vii), the person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series A Convertible Preferred Stock surrendered for conversion (in the case of conversion pursuant to subparagraph 4(a), the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series A Convertible Preferred Stock representing the unconverted portion of the certificate so surrendered.

         (e) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series A Convertible Preferred Stock. If more than one share of Series A Convertible Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Convertible Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A
Convertible Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the Conversion Rate.

         (f) Conversion Price Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

               (i) Stock Dividends, Subdivisions, Reclassifications or Combinations. If the Corporation shall (A) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (C) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series A Convertible Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Series A Convertible Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

               (ii) Other Distributions. In case the Corporation shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (A) of shares of any class other than its Common Stock or (B) of evidence of indebtedness of the Corporation or any Subsidiary or (C) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subparagraph 4(f)(i) above), or (D) of rights or warrants (excluding those referred to in subparagraph 4(f)(i) above), each holder of a share of Series A Convertible Preferred Stock shall, upon the exercise of his right to convert after such record date, receive, in addition to the shares of Common Stock to which he is entitled, the amount of such shares, indebtedness or assets (or, at the option of the Corporation, the sum equal to the value thereof at the time of distribution as determined by the Board of Directors in its sole discretion) that would have been distributed to such holder if he had exercised his right to convert immediately prior to the record date for such determination.

               (iii) Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation with or merger of the Corporation with or into another Corporation, or in case of any sale, lease or conveyance to another Corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Series A Convertible Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Series A Convertible Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Series A Convertible Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series A Convertible Preferred

               (iv) Stock Adjustment for Lack of Timely Registration. is as set forth in clause (ii) of the defined term "Conversion Price" above, then the applicable Conversion Price shall be deemed to be 90% of the NASDAQ closing price. In addition to the foregoing, the Conversion Price adjustments set forth in (a) and (b) above shall be further reduced by 2% per month for each 30 day period for which the registration statement Adjustment for Lack of Timely Registration. The holders of the Series A Convertible Preferred Stock are entitled to the registration rights as set forth in that certain Registration Rights Agreement to be entered into between the Corporation and the holders of the Series A Convertible Preferred Stock. In the event that the Corporation fails to obtain an order from the Securities and Exchange Commission declaring effective the registration statement filed by the Corporation under the Securities Act of 1933 in order to register for sale by the holders the Conversion Shares within 120 days of receipt by the Corporation of the holder's Demand
               Registration Request (as defined in the Registration Rights Agreement), the applicable Conversion Price shall be adjusted as follows: (A) if the applicable Conversion Price prior to adjustment herein is as set forth in clause (i) of the defined term "Conversion Price" above, then the percentage discount from the NASDAQ closing price shall be deemed 35% instead of 25% or
               (B) if the applicable Conversion Price prior to adjustment herein is not effective beyond the initial 120 day period set forth above. In no event shall this further adjustment exceed 12% in the aggregate. By way of example, if the registration statement is declared effective 150 days after the Demand Registration Request, then the Conversion Price shall be the lesser of (x) 37% of the NASDAQ closing price or (y) $15.40

               (v) Rounding of Calculations: Minimum Adjustment. All calculations under the provisions of subparagraph (e) shall be made to the nearest cent or to the nearest one hundredth (1/100th) of a share, as the case may be. Any provision of this paragraph 4 to the contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than $0.01 until the end of three years after such adjustment would otherwise have been required, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount any other amount or amounts so carried forward, shall aggregate $0.01 or more.

               (vi) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this subparagraph (f) shall require that any adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Series A Convertible Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to subparagraph (e) of this paragraph 4, provided that the Corporation upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

         (g) Statement Regarding Adjustments. Whenever the Conversion Price shall be adjusted as provided in subparagraph 4(e), the Corporation shall forthwith file, at the office of any transfer agent for the Series A Convertible Preferred Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by registered or certified mail, return receipt requested, postage prepaid, to each holder of shares of Series A Convertible Preferred Stock at its address appearing on the Corporation's records. Each such statement shall be signed by the Corporation's independent public accountants, if applicable. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of subparagraph 4(g).

         (h) Notice to Holders. In the event the Corporation shall propose to take any action of the type described in clause (i) (but only if the action of the type described in clause (i) would result in an adjustment in the Conversion Price), (iii), (iv) or (v) of subparagraph 4(e), the Corporation shall give notice to each holder of shares of Series A Convertible Preferred Stock, in the manner set forth in subparagraph 4(f), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of shares of Series A Convertible Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         (i) Costs. The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series A Convertible Preferred Stock; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved In the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Convertible Preferred Stock in respect of which such shares are being issued.

         (j) Reservation of Shares. The Corporation shall reserve at all times so long as any shares of Series A Convertible Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Series A Convertible Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series A Convertible Preferred Stock.

         (k) Valid Issuance. All shares of Common Stock which may be issued upon conversion of the shares of Series A Convertible Preferred Stock will upon issuance by the Corporation be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Conversion Price to be less than the par value, if any, of the Common Stock).

         (l) In addition to the conversion provisions of Sections 4(a) and (b), if any shares of Series A Convertible Preferred Stock remain outstanding five business days after the date upon which an amendment to the Certificate of Designation is filed revising the Conversion Price to $0.66 per share, all such outstanding shares of Series A Convertible Preferred Stock outstanding shall automatically convert into shares of Common Stock pursuant to the terms of the revised Certificate of Designation.

         (5) Voting Rights.

         The holders of record of shares of Series A Convertible Preferred Stock shall not be entitled to any voting rights except as otherwise provided by law or as set forth herein with respect to the establishment of Senior Stock.

         (6) Redemption.

         Shares of Series A Convertible Preferred Stock shall not be redeemable by the Corporation.

         (7) Exclusion of Other Rights.

         Except as may  otherwise  be  required  by law,  the shares of Series A
Convertible Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Certificate of Incorporation.

         (8) Headings of Subdivisions.

         The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

         (9) Severability of Provisions.

         If any right, preference or limitation of the Series A Convertible Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

         (10) Status of Reacquired Shares.

         Shares of Series A Convertible Preferred Stock which have been issued and reacquired in any manner or converted shall (upon compliance with any applicable provisions of the laws of the State of Delaware) not be reissued as Series A Convertible Preferred Stock, but shall have the status of authorized and unissued shares of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

         IN WITNESS WHEREOF, this Certificate has been made under the seal of the Corporation and the hands of the undersigned on September 27, 1996 .


                                                    /s/J. Marvin Feigenbaum
                                                    ----------------------------
                                                    Name: J. Marvin Feigenbaum
                                                    Title: President

Attest:



 /s/ David Sterling
----------------------------
Name:  David Sterling
Title:  Secretary

                                   Appendix B

                         STOCK OPTION GRANT CERTIFICATE

         United Diagnostic Inc., a Delaware corporation (the "Company"), hereby grants to J. Marvin Feigenbaum (the "Optionee") a stock option (the "Option") to purchase 500,000 shares (the "Option Shares") of common stock, par value $0.01 per share, of the Company ("Common Stock"), pursuant to the terms and conditions of this stock option grant certificate (this "Certificate").

1.       Basic Terms of Option.
------------------------------

               (a) Type of Option. The Option is hereby designated as a Non-Qualified Stock Option.

               (b) Term of Option. The Option shall expire at 5 p.m., New York City time, on July 31, 2008 (the "Expiration Date"), unless previously terminated pursuant to Section 1(f) hereof. To the extent any portion of the Option has vested, the Option may be exercised with respect to such vested portion during the term and prior to the Expiration Date, even if the Optionee is no longer employed by the Company.

               (c) Exercise Price. The exercise price at which each Option Share may be purchased shall be $.66 (the "Exercise Price"). The Company shall pay all original issue or transfer taxes on the exercise of this Option and all other fees and expenses necessarily incurred by the Company in connection herewith. The Exercise Price shall be payable in cash or in shares of Common Stock, as provided in Section 2(a) hereof.

               (d) Vesting. The Option shall vest and become exercisable in accordance with Section 3 hereof. The date of grant is July 31, 2001, subject to ratification and approval of such grant by the stockholders of the Company.

               (e) Method of Exercise. The Option shall be exercisable in whole or in part at any time, or from time to time, in accordance with the terms of Section 2(a) hereof and in accordance with applicable federal and state laws and regulations. The Option, however, may not at any time be exercised with respect to a fractional share.

               (f) Employment Agreement. Unless otherwise provided in the Employment Agreement, dated May 19, 1999, by and between the Company and the Optionee (the "Employment Agreement"):

                    (i) If the employment of the Optionee shall be terminated for cause (as defined in the Employment Agreement), or if the Optionee leaves such employment voluntarily, the unvested portion of the Option shall cease vesting immediately and shall be forfeited upon such termination. If such employment shall be terminated by reason of the Optionee's death, retirement, or permanent disability, or by the Company other than for cause, the unvested portion of the option shall vest immediately, subject to the terms of subsections (ii) and (iii) of this Section 1(f).

                    (ii) If the Optionee dies while employed by the Company or a subsidiary or parent corporation, the Option, subject to the provisions of subsection (iv) of this Section 1(f), may be exercised by a legatee or legatees of the Optionee under the Optionee's last will, or by Optionee's distributee or distributees under the laws of descent and distribution, at any time after the Optionee's death and before the Expiration Date.

                    (iii) If the Optionee becomes disabled while employed by the Company or a subsidiary or parent corporation, such Option, subject to the provisions of subsection (iv) of this Section 1(f), may be exercised at any time after the Optionee's termination of employment and before the Expiration Date.

                    (iv)  This  Option  may not be  exercised  pursuant  to this
                    Section 1(f) except to the extent that the Optionee was entitled to exercise the Option, or any part thereof, at the time of termination of employment, disability or death, and in any event may not be exercised after the original expiration date of the Option.

                    (v) In the event Mr. Feigenbaum exercises the change of control provision contained in the Employment Agreement, he will forfeit all of the options granted under Proposal No. 2 in the Company's Proxy Statement dated August 22, 2001 (the "Proxy Statement").

               (g) Accelerated Vesting upon Change in Control. If, at any time following the 2001 meeting of stockholders of the Company and before the Expiration Date, there shall be a Change in Control (as defined below) prior to the time when the Option has become fully vested, then any unvested portion of the Option shall vest immediately upon the completion of such sale or sales. For purposes of this Section 1(g), "Change in Control" shall mean as follows:

                    (i) any "person" (other than a "person" owning 10% or more of the issued and outstanding Common Stock of the Company on the date of grant of the Option) (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Optionee, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                    (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 25% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or

                    (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

                    (iv) a majority of the current members of the Board of Directors of the Company no longer continue to serve as directors or, in the case of the resignation or removal of any current director, his successor is not elected by the remaining current directors of the Company.

2. Option Shares.
-----------------

               (a) The Option is exercisable upon the presentation and surrender of this Certificate and written notice of exercise of the Option substantially in the form of Annex A hereto, accompanied by payment of the Exercise Price for the Option Shares being purchased in lawful money of the United States of America in cash, by check made payable to the Company or in shares of Common Stock. In the event the Optionee pays the Exercise Price for the Option Shares being purchased in shares of Common Stock, upon exercise of this Option the Optionee shall receive a reduced number of shares of Common Stock equal to (i) the number of shares of Common Stock that would be issuable pursuant to this Option upon payment of the Exercise Price for the Option Shares being purchased minus (ii) the number of shares of Common Stock that have an aggregate Fair Market Value (as defined below) equal to the aggregate Exercise Price for the Option Shares being purchased. For purposes of the preceding sentence, the "Fair Market Value" of a share of Common Stock shall mean the average of the last reported sale prices for the Common Stock reported in any recognized United States trading market, which is the primary market for trading the Common Stock as determined by volume of shares traded, including (a) any national securities exchange,
               (b) the NASDAQ Stock Market, (c) the Over the Counter Bulletin Board, or (d) the "pink sheets" for the ten (10) days preceding the date of exercise.

               (b) Status of Option Shares. Effective upon the exercise of the Option in whole or in part and the receipt by the Company of the Exercise Price for the Option Shares being purchased, the Optionee shall be the holder of record of such shares and shall have all of the rights of a stockholder with respect thereto (including the right to vote such shares at any meeting at which the holders of the Common Stock may vote, the right to receive all dividends declared and paid upon such shares and the right to exercise any rights or warrants issued in respect of any such shares). The Company shall, upon receipt of the Exercise Price for the Option Shares being purchased, issue in the name of the Optionee a certificate representing the Option Shares purchased from time to time.

               (c) Legend. The Option Shares, unless registered under the Securities Act of 1933 (the "Act"), shall bear the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE
               REGISTRATION   STATEMENT   UNDER  THE  SECURITIES   ACT,  (B)  IN

               COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR (C) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT NO REGISTRATION IS REQUIRED IN CONNECTION WITH SUCH SALE, ASSIGNMENT OR TRANSFER OR THAT AN EXEMPTION TO SUCH REGISTRATION IS AVAILABLE."

               (d) Investment Intent. If the certificate representing the Option Shares issuable upon a given exercise is required to bear the legend set forth above (or a legend to like effect), the Optionee shall, by such exercise of the Option, be deemed conclusively to represent and to agree with the Company that the Optionee is acquiring the Option Shares then being purchased for his or her own account and not for the account of others, for investment only, and not with a view to public sale or distribution.

               (e) Registration of Option Shares. Within four (4) months from the date of grant of this Option, the Company shall, at its sole cost and expense, file with the Securities and Exchange Commission either a form S-8, or similar form which may be promulgated in the future, or a form S-3, or similar form which may be promulgated in the future, with respect to the resale of the Option Shares by the Optionee or its assigns.

               (f) Adjustments.

                    (i) Merger, Sale of Assets, etc. In the event the Company, at any time prior to the Optionee's exercise of the Option,
                    (i) reorganizes (other than a combination, reclassification, exchange or subdivision); (ii) merges or consolidates the Company with or into another corporation in which the Company is not the surviving entity, or merges with another corporation in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) sells or transfers the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, sale or transfer, provision shall be made so that the Optionee shall thereafter be entitled to receive upon exercise of the Option the number of securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the securities deliverable upon exercise of the Option would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if the Option had been exercised immediately prior to such reorganization, merger, consolidation, sale or transfer.

                    (ii) Declaration of Dividends, Stock Splits, etc. In the event the Company declares a dividend or distribution of its capital stock, or effects a stock split or reverse stock split with respect to its capital stock, or issues any shares of its capital stock by reclassification of shares of its capital stock, the exercise rights of the Optionee in effect on the date of such event shall be adjusted proportionately so that the Optionee thereafter shall be entitled to receive upon exercise pursuant to the terms and conditions hereof the aggregate number of shares of capital stock that the Optionee would own or be entitled to receive after the happening of any of the events mentioned in this
                    Section 2(f)(ii) if the Option had been exercised immediately prior to the close of business on the date of such happening.

                    (iii) Notice of Adjustment. The Company shall give written notice to the Optionee within ten (10) days following the consummation of any transaction within the scope of this
                    Section 2(f) and provide in such written notice a brief description of the terms and conditions of such transaction.

3.  Vesting of Option.
----------------------

         (a)   Vesting   Conditions.   The  Option   shall   vest  as   follows:
               ---------------------

               Date                   Total Number of Option Shares Vested at
               ----                   ---------------------------------------
               July 31, 2001          250,000
               July 31, 2002          375,000
               July 31, 2003          500,000

         (b) Board's  Right to Waiver or  Acceleration.  Any  provision  of this
Section 3 to the contrary notwithstanding, the Board of Directors of the Company reserves the right, in its sole discretion, to waive any condition to the vesting of the Option and accelerate the date on which any installment of the Option shall vest in the event of a change in control of the Company or otherwise.

4. General Provisions.
----------------------

     (a) Administration and Construction. The provisions hereof shall be administered and construed by the Board of Directors of the Company, whose decisions shall be conclusive and binding on the Company, the Optionee and anyone claiming under or through either of them. Without limiting the generality of the foregoing, any determination as to whether or not an event has occurred or failed to occur which causes any unvested portion of the Option to be forfeited or become vested pursuant hereto, shall be made in the good faith but otherwise absolute discretion of the Board of Directors of the Company. By the Optionee's acceptance of this Certificate, the Optionee and each person claiming under or through the Optionee irrevocably consents and agrees to all actions, decisions and determinations to be taken or made by the Board of Directors of the Company in good faith pursuant to this Certificate.

     (b) No Rights in Option Stock. The Optionee shall have no rights as a shareholder in respect of any Option Shares as to which the Option shall not have been exercised and payment made as herein provided.

     (c) Recapitalization. If the Optionee receives, with respect to the Option, any other option or warrant to purchase securities of the Company or of any other entity as a result of any recapitalization, merger, consolidation, combination, or exchange of shares or a similar corporate change, any such other option or warrant received by the Optionee shall likewise be subject to the terms and conditions of this Certificate and shall be included in the term "Option." Similarly, any securities or other property as to which such other option or warrant is exercisable shall be included in the term "Option Shares." In the event of any such corporate change, the Exercise Price set forth in Section 1(c) shall be appropriately adjusted by the Board of Directors of the Company such that the aggregate price for all such Option Shares is not changed.

     (d) Legal Representative. In the event of the Optionee's death or a judicial determination of the Optionee's incompetence, reference in this Certificate to the Optionee shall be deemed to refer to his or her legal representative or, where appropriate, to such person to whom the Optionee's rights pursuant to this Certificate shall have passed by will or by the laws of descent and distribution.

     (e) Holidays. If any event provided for in this Certificate is scheduled to take place on a legal holiday, such event shall take place on the next succeeding day that is not a legal holiday.

     (f) Notices to the Company. Any notice or other communication to the Company pursuant to any provision of this Certificate shall be deemed to have been delivered when delivered in person to the Corporate Secretary of the Company or when deposited in the United States mail, first class postage prepaid, addressed to the Corporate Secretary of the Company at 238 Robinson Street, Suite 202, Wakefield, RI 02879, or at such other address of which the Company may from time to time give the Optionee written notice in accordance with Section 5(g) hereof.

     (g) Notices to the Optionee. Any notice or other communication to the Optionee pursuant to any provision of this Certificate shall be deemed to have been delivered when delivered to the Optionee in person or when deposited in the United States mail, first class postage prepaid, addressed to the Optionee at his or her address on the security holder records of the Company or at such other address of which the Optionee may from time to time give the Company written notice in accordance with Section 5(f) hereof.

     (h) Limited Assignability. This Option may be assigned or transferred by the Optionee during his lifetime to (i) any family member of the Optionee,
     (ii) any trust established by the Optionee for the benefit of himself or of any family member, or (iii) any bonafide charity (each a "Permitted Transferee"). Except for a Permitted Transferee, the Option shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended or Title I of the Optionee Retirement Income Security Act, or the rules thereunder.

                            [SIGNATURE PAGE FOLLOWS]

                                     UNITED DIAGNOSTIC INC.


                                     By:________________________________________
                                     Name: J. Marvin Feigenbaum
DATED: July 31, 2001                 Title:President and Chief Executive Officer

                                     ANNEX A


United Diagnostic Inc.
238 Robinson Street
Suite 202
Wakefield, RI 02879
Attention:  Corporate Secretary

Dear Sir or Madam:

         I am an optionee of United Diagnostic Inc. (the "Company"), having been granted on July 31, 2001 an option for 500,000 shares at an exercise price of $.66 per share. Of such grant, options for __________________ shares remain unexercised and unexpired as of this date.

         I hereby exercise the aforesaid options for ___________ shares (the "Option Shares") and enclose (i) my check of $________________ in payment of the exercise price for the Option Shares or (ii) common stock certificate number ____, representing _____________ shares of common stock of the Company, having an aggregate fair market value of $_____________, as determined pursuant to
Section 2(a) of the Certificate, in payment of the exercise price for the Option Shares.

                                                 Very truly yours,



                                                 ______________________________
Date:                                            J. Marvin Feigenbaum